DISCONTINUED OPERATIONS AND DISPOSAL OF SUBSIDIARY	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
DISCONTINUED OPERATIONS AND DISPOSAL OF SUBSIDIARY

28	DISCONTINUED OPERATIONS AND DISPOSAL OF SUBSIDIARY

On June 30, 2025, the group entered into a sale agreement to dispose of Peru Forestry Management Co, Limited and its subsidiaries, which carried out all of the group’s manufacturing operations. The disposal was effected in order to allow the Group to concentrate its resources on exploring new opportunities and new product mix. After completion of the Disposal, the Group will continue to focus on trading of wood products and exploring new opportunities. The disposal was completed on June 30, 2025, on which date control of Peru Forestry Management Co, Limited and its subsidiaries passed to the acquirer. Details of the assets and liabilities disposed of, and the calculation of the profit or loss on disposal, are disclosed below.

The results of the discontinued operations, which have been included in the profit for the year, were as follows:

	2025	2024	2023
	USD	USD	USD

Revenue	785,639	5,198,772	7,783,302
Expense	(6,658,423)	(12,989,489)	(19,006,403)
Loss before income tax	(5,872,784)	(7,790,717)	(11,223,101)
Income tax expense	-	-	(5,917)
Net gain on sale of discontinued operations, net of applicable income tax	6,433,304	-	-
Net gains (losses) attributable to discontinued operations (attributable to owners of the parent entity)	560,519	(7,790,717)	(11,229,018)

Exchange difference arising from translation of discontinued operations	(50,514)	(121,290)	2,076
Other comprehensive (expenses) income from discontinued operations	(50,514)	(121,290)	2,076

EARNING (LOSS) PER SHARE FROM DISCONTINUED OPERATION – BASIC AND DILUTED	0.00	(0.06)	(0.10)

EARNING (LOSS) PER ADS FROM DISCONTINUED OPERATION – BASIC AND DILUTED (1)	0.03	(0.47)	(0.80)

Notes:

(1)	Each ADS represents eight Class A ordinary shares.

The cash flow information presented below are for the six months ended June 30, 2025 and the year ended 31 December 2024 and 2023

	2025	2024	2023
	USD	USD	USD
Net cash inflow (outflow) from operating activities	3,915,067	(1,847,214)	(452,185)
Net cash outflow from investing activities	(241,020)	(752,366)	(1,150,104)
Net cash (outflow) inflow from financing activities	(927,075)	(1,185,033)	521,411
Net increase (decrease) in cash generated by the discontinued operations	2,746,972	(3,784,613)	(1,080,878)

A gain of $6,433,304 arose on the disposal of Peru Forestry Management Co, Limited and its subsidiaries, being the difference between the proceeds of disposal and the carrying amount of the subsidiary’s net assets.

In addition, on June 30, 2025 the board resolved to dispose of the group’s manufacturing operations and negotiations with interested party have subsequently taken place. The disposal is consistent with the group’s long-term policy to focus its activities on the group’s other businesses. These operations, which are expected to be sold on the same date. The net assets of Peru Forestry Management Co, Limited and its subsidiaries at the date of disposal were as follows:

As at the date of disposal
USD
Net liabilities disposed of	(6,433,303)
Gain on disposal	6,433,304
Total consideration	1

Satisfied by:
Cash	1
Total consideration transferred	1

The gain on disposal is included in the profit for the year from discontinued operations.